EXHIBIT 10L

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      AMENDMENT as of April 1, 2003 to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement") dated as of December 6, 2000 by and between AutoInfo, Inc., a Delaware corporation ("Auto") and William I. Wunderlich residing at 7565 NW 125th Way, Parkland, Florida 33076 ("Wunderlich")

      The following modifications to the Agreement are hereby effective April 1, 2003:

      Pursuant to paragraph 3 - Term - the Agreement shall continue through March 31, 2006.

      Pursuant to paragraph 4 - Compensation - Salary shall be increased to $100,000 per year.

      All other terms and provisions of the Agreement shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be duly executed and delivered as of the day and year first above written.

                                          AUTOINFO, INC.


                                          By: /s/ Harry Wachtel
                                              -----------------
                                                  Harry Wachtel, President


                                              /s/ William I. Wunderlich
                                              -------------------------
                                                  William I. Wunderlich